REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT dated as of October 29, 2015 (this “Agreement”) is by and among (a) I-MINERALS INC., a Canadian federal corporation (the “Company”), (b) BALL VENTURES, LLC, an Idaho limited liability company (“BV”), BV NATURAL RESOURCES, LLC, an Idaho limited liability company (“BVNR”), THE ALLEN BALL AND CONNIE BALL FAMILY TRUST (“Ball Trust”), and ALLEN BALL, an individual and authorized trustee of The Allen Ball and Connie Ball Family Trust (“Ball” and, together with BV, BVNR and Ball Trust, collectively the “Ball Entities”).

Capitalized terms not otherwise defined in this Agreement have the meanings ascribed thereto in the Settlement Agreement, as defined below.

RECITALS

WHEREAS, the Company, certain Affiliates of the Company, the Ball Entities, Idaho Industrial Minerals, LLC (“IIM”), Hoodoo Resources, LLC (“Hoodoo”), Robert Lemke (“Lemke”), The Brent Thomson Family Trust (the “Thomson Trust”), Brent Thomson (“Thomson”) and the Estate Of Philip Nisbet (“Nisbet Estate”) (IIM, Hoodoo, Lemke, the Thomson Trust, Thomson and the Nisbet Estate collectively being the “Plaintiffs”) are parties to a Global Settlement and Absolute Release Agreement, dated as of October 29, 2015 (the “Settlement Agreement”);

WHEREAS, BVNR owns common shares of the Company, without par value (“Common Shares”) and, pursuant to the Settlement Agreement, has granted, or will grant, to IIM Yearly Options exercisable by IIM to purchase from BVNR, on the terms and subject to the conditions set forth in the Settlement Agreement, up to a total of 1,800,000 Common Shares of the Company (the “Option Shares”) plus up to an additional 500,000 Common Shares of the Company that may be transferred pursuant to Section 2.b.iv. of the Settlement Agreement (the “Bonus Shares”) (such numbers of shares to be appropriately adjusted for any stock dividends, splits, combinations or similar transactions after the date hereof and involving the Company’s Common Shares); and

WHEREAS, pursuant to the Settlement Agreement, the Company agreed to grant to BVNR certain registration rights as set forth below.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Ball Entities, intending to be legally bound, hereby agree as follows:

ARTICLE 1
GENERAL

1.1              Definitions.

In addition to the terms defined elsewhere herein, capitalized terms used and not defined herein have the respective meanings ascribed to them in the Settlement Agreement.  For purposes of this Agreement:

"Affiliate" has the meaning set forth in Rule 144 under the Security Act.

"Agreement" has the meaning set forth in the Preamble.

"Ball Entities" has the meaning set forth in the Preamble.

“Bonus Shares” means the Bonus Shares as defined in the recitals, together with any Common Shares issued by the Company in exchange for or in replacement of such Bonus Shares (including any Common Shares issued as a result of a stock dividend, split or other reorganization).

"Business Day" means a “Business Day” as defined in Section 27 of the Settlement Agreement. "Common Shares" has the meaning set forth in the Recitals.

"BVNR Indemnitee" has the meaning set forth in Section 2.6(a).

"Company" has the meaning set forth in the Preamble.

“Commercially reasonable efforts” means, when used with respect to the actions of the Company to be taken under this Agreement, those efforts that a publicly traded corporation (i) of similar size and financial condition as the Company and (ii) filing a registration statement under the Securities Act for a similar purpose as the Registration Statement to be filed hereunder, would reasonably use to accomplish the specified goal, but shall not be construed as including or requiring the Company to take any action or incur any expense that is unduly burdensome to the Company in light of the Company’s business and financial circumstances.  Any dispute as to whether the actions taken, or to be taken, by the Company are commercially reasonable under this Agreement shall be submitted to Michael McNichols (or such other individual as mutually agreed among the parties) for binding arbitration.

"Exchange Act" means the United States Securities Exchange Act of 1934, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Optionee" means an optionee of the Yearly Options, being IIM and any permitted transferee of the Yearly Options pursuant to Section 2.b.iv. of the Settlement Agreement.

"Option Shares" means the Option Shares as defined in the recitals, together with any Common Shares issued by the Company in exchange for or in replacement of such Option Shares (including any Common Shares issued as a result of a stock dividend, split or other reorganization).

"Person" means any individual, corporation, partnership, joint venture, limited liability company, business trust, joint stock company, trust or unincorporated organization or any government or any agency or political subdivision thereof.

"Settlement Agreement" has the meaning set forth in the recitals.

“Register,” “registered,” and “registration” shall refer to a registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Registration Statement or (b) filing a prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement.

“Registrable Securities” means 2,300,000 Common Shares (such number of shares to be appropriately adjusted for any stock dividends, splits, combinations or similar transactions after the date hereof and involving the Company’s Common Shares) issued by the Company to BVNR pursuant to the provisions of  that Loan Agreement made as of September 13, 2013 (the “BV Loan Agreement”) among and between the Company, i-minerals USA Inc. and BV Lending, LLC, an Affiliate of BVNR, which shares shall constitute the Option Shares and the Bonus Shares to be transferred and sold by BVNR pursuant to the Yearly Options, provided that such shares shall cease to be Registrable Securities when (i) they are sold pursuant to an effective registration statement under the Securities Act, (ii) they are sold pursuant to Rule 144, (iii) they shall have ceased to be outstanding, (iv) they become eligible for resale by BVNR without any current public information, manner of sale or volume requirements or limitations under Rule 144 and share certificates evidencing such shares have been issued to the holders thereof free of any and all restrictive legends or (v) they have been otherwise transferred and new certificates for them not bearing a legend restricting transfer under the Securities Act shall have been delivered by the Company (or book-entries with the Company’s transfer agent shall be made for such Option Shares or Bonus Shares without any restrictive annotations) and such securities may be publicly resold without registration under the Securities Act.

"Registration Expenses" shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, (i) all registration and filing fees and any other fees and expenses associated with filings required to be made with the SEC or any securities exchange or inter-dealer quotation system on which the Company’s Common Shares are at such time admitted for trading or otherwise quoted, (ii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) expenses of the Company's independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, and (v) all fees and expenses of any special experts or other Persons retained by the Company in connection with any registration.

"Registration Statement" means the Securities Act registration statement to be filed by the Company pursuant to Section 2.1, which registration statement shall be on Form S-1 or such other form as may be available to the Company under the provisions of the Securities Act.

“Rule 144” means Rule 144 under the Securities Act.

"SEC" or "Commission" means the U.S. Securities and Exchange Commission and any successor agency.

"Securities Act" means the United States Securities Act of 1933, as amended, or similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"Selling Expenses" means all fees and disbursements of BVNR’s legal counsel and all selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

ARTICLE 2
REGISTRATION

2.1              Registration of Option Shares.

Subject to the receipt by the Company of any third party consents required to be included in the Registration Statement under the Securities Act (which the Company will use commercially reasonable efforts to obtain promptly after the Effective Date of the Settlement Agreement), the Company agrees to prepare and file with the Commission, within 30 days after the Effective Date of the Settlement Agreement, a Registration Statement relating to the resale under the Securities Act of the Registrable Securities from BVNR to an Optionee pursuant to the potential exercise of the Yearly Options.   The Company agrees to use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of the date that (a) all of the Yearly Options have expired, (b) all of the Registrable Securities covered by the Registration Statement have been sold in the manner set forth and as contemplated in the Registration Statement, and (c) all of the Option Shares and Bonus Shares no longer represent Registrable Securities (the “Effectiveness Period”).

2.2              Expenses of Registration.

Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company.  All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate sale price of the securities registered.

2.3              Obligations of the Company.

Whenever required to effect the registration of any Registrable Securities under Section 2.1 during the Effectiveness Period, the Company shall, as expeditiously as reasonably practicable:

(a)        Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, or prepare and file with the SEC a prospectus supplement with respect to such Registrable Securities pursuant to an effective registration statement.

(b)        Prepare and file with the SEC such amendments and supplements to the applicable Registration Statement and the prospectus or prospectus supplement used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in Section 2.1.

(c)        Furnish to BVNR such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them as contemplated by Section 2.1.

(d)       Reasonably cooperate with BVNR, upon BVNR’s request and at tBVNR’s expense, to qualify the transfers of Registrable Securities contemplated by the Settlement Agreement for exemptions from registration under the securities or Blue Sky laws of applicable state jurisdictions.

(e)        Notify BVNR at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(f)        Give written notice to BVNR:

(i) when any Registration Statement filed pursuant to Section 2.1 or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to any Registration Statement filed pursuant to Section 2.1 or the prospectus included therein or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement filed pursuant to Section 2.1 or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Option Shares or Bonus Shares for sale by BVNR in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the occurrence of any event that requires the Company to make changes in any effective Registration Statement filed pursuant to Section 2.1 or the prospectus related to the Registration Statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

(g)        Use its commercially reasonable efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any Registration Statement referred to in Section 2.3(f)(iii) within a reasonable time.

(h)        Upon the occurrence of any event contemplated by Section 2.3(f)(iii) above, prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to BVNR, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies BVNR in accordance with Section 2.3(f) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then BVNR shall suspend use of such prospectus and use commercially reasonable efforts to return to the Company all copies of such prospectus then in BVNR’s possession.

(i)         Use its commercially reasonable efforts to procure the cooperation of the Company's transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by BVNR and the prompt removal of any restriction legends or annotations relating to such Registrable Securities.

2.4              Notice of Sales.

BVNR agrees to provide written notice to the Company of any sales by BVNR of Option Shares or Bonus Shares made during the Effectiveness Period, which notice shall be given promptly after the completion of any such sale.

2.5              Suspension of Sales.

Upon receipt of written notice from the Company that a Registration Statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such Registration Statement, prospectus or prospectus supplement, BVNR shall forthwith discontinue disposition of Registrable Securities under the Registration Statement as contemplated by Section 2.1 until BVNR has received copies of a supplemented or amended prospectus or prospectus supplement, or until BVNR is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, BVNR shall deliver to the Company all copies then in BVNR's possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.

2.6              Furnishing Information.

(a)        It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1 and Section 2.3 that BVNR shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities, which information shall include, but not be limited to, the information set forth in the form of Selling Stockholder Notice and Questionnaire (the “Questionnaire”) set forth in Schedule A to this Agreement, which Questionnaire shall be duly executed and delivered by BVNR prior to filing of the Registration Statement under Section 2.1.

(b)        If, after the filing of a Registration Statement pursuant to Section 2.1, the SEC requests or orders that either (or both) (i) the Registration Statement be amended or re-filed to cover the resale by the Optionee or any of the Plaintiffs of Registrable Securities received or to be received upon the exercise of a Yearly Option, or (ii) the Company otherwise provide or disclose information regarding the Optionee or any of the Plaintiffs (whether in the Registration Statement or otherwise), it shall be a condition precedent to any further obligations of the Company to take any action pursuant to Section 2.1 or Section 2.3 that the Optionee and the Plaintiffs shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities or otherwise to provide or disclose such information as may be requested or ordered by the SEC, which information may include, but shall not be limited to, the information set forth in the Questionnaire.

(c)        In addition to the conditions set forth in Section 2.6(b), if, after the filing of a Registration Statement pursuant to Section 2.1, the SEC requests or orders that either (or both) (i) the Registration Statement be amended or re-filed to cover the resale by the Optionee or any of the Plaintiffs of Registrable Securities received or to be received upon the exercise of a Yearly Option, or (ii) the Company otherwise provide or disclose information regarding the Optionee or any of the Plaintiffs (whether in the Registration Statement or otherwise), the Company may, at its sole discretion, require that it be a condition precedent to any further obligations of the Company to take any action pursuant to Section 2.1 or Section 2.3 that the Plaintiffs either join this Agreement or enter into a separate registration rights agreement with the Company on substantially the same terms as this Agreement, in each case such that the Plaintiffs shall be in substantially the same position with respect to the Company as BVNR.

(d)       If the Plaintiffs do not provide the information required by  Section 2.6(b) within 30 calendar days after a written request for such information is made by the Company to the Optionee or the Plaintiffs (which request shall be made in the manner set forth in the Settlement Agreement regarding Notices)or the Plaintiffs do not agree to either join this Agreement or enter into a separate registration rights agreement as may be requested by the Company as set forth in Section 2.6(c), the Company may, at its sole discretion, withdraw the Registration Statement or file a post-effective amendment to de-register the resale of any unsold Registrable Securities under the Registration Statement.

2.7              Indemnification.

(a)        The Company agrees to indemnify BVNR and BVNR’s officers, directors, employees, agents, representatives and Affiliates, and each person or entity, if any, that controls BVNR within the meaning of the Securities Act (each, a "BVNR Indemnitee"), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such BVNR Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, in reliance upon and in conformity with information regarding (i) any such BVNR Indemnitee or any Affiliates thereof or any plan of distribution or ownership interests which was furnished to the Company by such BVNR Indemnitee of any Affiliates thereof for use in connection with such Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (ii) any of the Plaintiffs or any Affiliates thereof or any plan of distribution or ownership interests which was furnished to the Company by the Plaintiffs or any Affiliates thereof for use in connection with such Registration Statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto. No BVNR Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification from the Company if the Company was not guilty of such fraudulent misrepresentation.

(b)        If the indemnification provided for in Section 2.7(a) is unavailable to a BVNR Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the BVNR Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such BVNR Indemnitee, shall contribute to the amount paid or payable by such BVNR Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the BVNR Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations.  The relative fault of the Company, on the one hand, and of the BVNR Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the BVNR Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and BVNR agree that it would not be just and equitable if contribution pursuant to this Section 2.7(b) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.7(a).  No BVNR Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

(c)        Each of the Ball Entities agrees to indemnify the Company and each of its officers, directors, employees, agents, representatives and Affiliates, and each person or entity, if any, that controls the Company within the meaning of the Securities Act (each, a "Company Indemnitee"), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case to the extent (but only to the extent) that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, in reliance upon and in conformity with information regarding any of BVNR or its Affiliates or their respective plan of distribution or ownership interests which was furnished to the Company for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto.  No Company Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification from the Ball Entities if none of the Ball Entities was guilty of such fraudulent misrepresentation.

(d)       If the indemnification provided for in Section 2.7(c) is unavailable to a Company Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Company Indemnitee harmless as contemplated therein, then the Ball Entities, in lieu of indemnifying such Company Indemnitee, shall contribute to the amount paid or payable by such Company Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company Indemnitee, on the one hand, and the Ball Entities, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations.  The relative fault of the Ball Entities, on the one hand, and of the Company Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Ball Entities or by the Company Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; the Company and the Ball Entities agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.7(c).  No Company Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Ball Entities if none of the Ball Entities was guilty of such fraudulent misrepresentation.

2.8               Rule 144 and Exchange Act Reporting.

With a view to making available to BVNR the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities that are Common Shares to the public without registration, the Company agrees to, during the Effectiveness Period, use its commercially reasonable efforts to:

(a)        make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the date of this Agreement;

(b)        file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)        so long as BVNR owns any Registrable Securities, furnish to BVNR, forthwith upon request, a written statement by the Company as to whether or not it believes it is in compliance with the reporting requirements of Rule 144.

2.9       Canadian Reporting Issuer Status.

The Company agrees to use its commercially reasonable efforts to remain a reporting issuer in a jurisdiction in Canada and to comply on a timely basis with its reporting obligations under applicable Canadian securities laws during Effectiveness Period.

2.10     Amendments to Yearly Options.

The Ball Entities agree that, during the period beginning on the filing of the Registration Statement by the Company with the SEC, and (without limiting any of the Company’s obligations to maintain the effectiveness of the Registration Statement under the terms of this Agreement) ending on the earlier of the date the Registration Statement is withdrawn by the Company and the filing by the Company of a post-effective amendment to de-register the resale of any unsold Registrable Securities under the Registration Statement, except with the prior written consent of the Company:

(a)       No amendments will be made to the terms and conditions of the Yearly Options; and

(b)       No changes will be made to the optionees or the optionors of the Yearly Options other than as permitted pursuant to the terms of the Settlement Agreement.

ARTICLE 3
MISCELLANEOUS

3.1              Successors and Assigns.

Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2              Applicable Law and Submission to Jurisdiction.

(a)        This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia applicable to contracts made and to be performed within the Province of British Columbia.

(b)        The Company and the Ball Entities irrevocably submit to the jurisdiction of the courts of the Province of British Columbia, Canada over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated thereby.  Each of the parties irrevocably waive, to the fullest extent permitted by law, any objection which such party may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

3.3              Counterparts and Facsimile.

For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

3.4              Titles and Subtitles.

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5              Notices.

Except as otherwise provided in this Agreement, all notices, requests, claims, demands, waivers and other communications hereunder shall be provided in the manner set forth in the Settlement Agreement regarding Notices.

3.6              Amendments and Waivers.

Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and BV (on behalf of the Ball Entities). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each party to this Agreement and their successors and permitted assigns.

3.7              Severability.

If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

3.8              Entire Agreement, Etc.

This Agreement and the Settlement Agreement constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.  For greater clarity, any obligations of the Company under the terms of this Agreement shall be determined under the provisions of this Agreement and not the Settlement Agreement, and shall not constitute any part of the I-Minerals Payment as that term is defined in the Settlement Agreement.

 [SIGNATURE PAGES FOLLOW]

THE COMPANY I-MINERALS INC., a Canadian federal corporation /s/ Thomas Conway By: Thomas Conway Its: President

THE BALL ENTITIES:

BALL VENTURES, LLC, an Idaho limited liability company

By:      BV Management Services, Inc., an
           Idaho corporation, the Manager
           By: /s/ Cortney Liddiard___________
           Cortney Liddiard, President

BV NATURAL RESOURCES, LLC, an Idaho limited liability company

By:      Ball Ventures, LLC, an Idaho limited
            liability company, the Member

            By:      BV Management Services, Inc.,
                        an Idaho corporation, the Manager

                        By: /s/ Cortney Liddiard_________
                        Cortney Liddiard, President

/s/ Allen Ball
ALLEN BALL

THE ALLEN BALL AND CONNIE BALL FAMILY TRUST

/s/ Allen Ball_______________________________
ALLEN BALL, Trustee of The Allen Ball and
Connie Ball Family Trust, as reformed and
restated on December 3, 2012

/s/ Connie Ball_____________________________
CONNIE BALL, Trustee of The Allen Ball and
Connie Ball Family Trust, as reformed and
restated on December 3, 2012

SCHEDULE A

I-MINERALS, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common shares (the “Registrable Securities”) of I-Minerals, Inc., a Canadian federal corporation (the “Company”), understands that the Company has filed or intends to file with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the U.S. Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed.  A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

1

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.         Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes [ ] No [ ]

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes [ ] No [ ]

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

2

(c)	Are you an affiliate of a broker-dealer?

Yes [ ] No [ ]

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes [ ] No [ ]

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

4.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

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By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 4 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner: By: Name: Title:

PLEASE FAX A COPY (OR EMAIL A ..PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

I-Minerals Inc. 880 – 580 Hornby Street Vancouver, BC V6C 3B8 CANADA Fax: 604-684-0642 Email: wbg@imineralsinc.com

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